Exhibit 99.2

GMX RESOURCES INC. www.gmxresources.com The date of these presentation materials is July 12, 2007 v01 A.G. Edwards E&P Conference NASDAQ Global Select Market GMXR

Certain Reserve Information Forward Looking Statements This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company's financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company's properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company's properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company's ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company's reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements. Drilling Schedule Statement The drilling schedules in this presentation have been prepared based on our current understanding of PVOG's current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness. Research Reports

Smith Cherokee Rusk Gregg Harrison Panola Caddo Bossier De Soto 7 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX Rapidly Growing "Pure Play" E&P Co. (1) YE06 locations 40 acre density total; includes unit leasing & unitization * Production data from IHS Dwights, February 2007. High Quality Unconventional Resources; Cotton Valley Tight Sands; 716 gross / 419 net CV Locations (1); 169 gross/89 net CV Wells; 21% Drilled! Development: 4 Yrs. 40 A. & 8 Yrs. 20 A. Multiple Targets; Travis Peak / Pettit 30 gross / 26 net; Bossier Gas Shale.

1Q07 Financial Results

Proved Reserves Bcfe (1) Actual Production 1H07 & Company Guidance (2) Analyst Proved Reserved Forecast Average (3) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Production Bcfe 0 Rigs 0 -2 Rigs 1 -4 Rigs 4 -8 Rigs 7-8 Rigs Wells Drilled / Net Wells "Pure Play" Low Risk Resource - Sabine Uplift 100% Drilling Success 169 GMXR Cotton Valley Wells; 41 Year Lives (3) Daily Avg. / Qtr. 62% Operated Production Mcfe/d Actual Meets Guidance New Guidance Actual 1H07 Production New Guidance

Steady Organic Growth Natural Gas (1) (1) 3Q07 & YE07 are Company estimates Production Growth / Qtr. Actual Meets Guidance New Guidance #1 Focus!!

Building Shareholder Value (1) Sproule Associates, Inc. 12/31/04 & 12/31/05 (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Reserve Growth BCFE #2 Focus!! Analyst Average

(1) 2007 are Company estimates based on past rig performance, estimated prices and existing contracts. V = Vertical 100% CAPEX for Drill Bit Growth! (1) 62% Operated Production

CAPEX Funding 2007 (1) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled. (2) Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007. Balance Sheet Summary Order of Preference Future Funding: 1) Bank Debt 2) Other Debt "Non-Dilutive" Financial & CAPEX Highlights

10 (1) NFG omitted $22.50 (2) Omitted WLL $84.00, MMR $15 $ / MCFE GMXR 2nd Best 5 Yr. Avg. $ / MCFE GMXR 3rd Best 2006 GMXR #1 5 Yr. Avg. GMXR #1 5 Yr. Avg. GMXR's Economic Performance Comparisons GMXR #2 Highest 2006 GMXR 2nd Best 5 Year Average Year-End Reserves to Production Ratio GMXR #1 2006 Source: Howard Weil 2006 Reserve and Finding Cost Study Definitions All Sources = Total Cost Incurred / Total Reserve Additions Drilling = Land Acquisition Costs + Explorations + Development / Drilling Reserve Additions Drilling & Revision = Land Acquisition Costs + Exploration + Development / (Drilling Reserve Additions + Revisions to Reserves) Acquisitions = Reserve Acquisition Costs / Reserve Acquisition Additions Full Cycle Economics = Cash Flow / All-Sources Finding Cost Years All Sources F&D Cost 5 Year Avg. (1) All Sources F&D Cost 2006 MCFE (2) Reserve Replacement 5 Year Avg. % of Total Cost Incurred for O&G Dev. % of Total Cost Incurred for O&G Dev. Full Cycle Economics

2007 Drilling Plan & Update (1) Carthage North GMXR / PVA Joint Venture Map as of July 2007. CV wells only. Wells < 8500' omitted. (1) Company internal estimates; Schedule dependant upon rig efficiency. Number of wells to be drilled in all areas are estimated. Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells, updated 7/12/07. JV 30% Area - GMXR 30% WI Vertical Program Drill 36 gross / 11 net Vertical UCV Wells Drill 2 gross/.6 net Travis Peak Twins YTD 19 gross/ 5.7 net Vertical UCV Wells Total 92 gross / 29.2 net GMXR 100% Area - 100% WI Vertical Program Drill 28 gross & net Vertical UCV Wells Drill 5 Travis Peak Twins YTD 17 gross & net Total 43 gross & net JV 50% Area - GMXR 50% WI Vertical Program Drill 42 gross / 21 net Vertical UCV Wells Drill 2 gross/1 net Horizontal UCV&LCV Drill 4 gross /2 net Travis Peak Twins YTD 19 gross / 9.5 net Total 34 gross / 16.8 net CV Gas Well GMXR 100% Acreage JV 50% Area PVA / GMXR 4 - 20 Acre Tests Being Permitted PVA / GMXR 4 - 20 Acre Tests Being Permitted GMXR 6 - 20 Acre Tests Planned 2007 1st 20 Acre Pilot 1,861 mcfg 24 hr. IP No impact on offsets 1st 30 days 31,700 mcfe

Gas Shows (1) Company internal estimates of unproved reserves. 40 Acre spacing or larger. 3P Reserves 960 BCFE Middle TP Sands Yellow Sand or Lime Orange Silt Purple predominantly Shale Open Hole Mud Log High Quality Conventional & Unconventional Resources

* Production data from IHS Dwights, February 2007 Harrison County Cotton Valley Sands * 1088 Active Wells 1957 Jan. (50 Yrs Old); Shelby Opr. Inc. A.G. Birdwell #2 API 42-203-01587; 2.35 BCFE 22 Wells Over 30 Yrs Old Cotton Valley 20 Acre Development & Regional Production Harrison County Cotton Valley Sands * 498 Wells 9 - 50 Yrs Old Production Average to Date: 1.14 BCFE - Still Increasing 144 Wells Have Produced from 1.3 BCFE - 9.6 BCFE East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Cotton Valley Well GMXR Area 20 Acre Downspacing

Average 1.14 bcfe - Still Producing @ 83 mcfgpd! (1) (1) Chart of cumulative production data as of November 2006 from IHS Dwights. (2) Average calculated based on group of wells above, future 10 yr. production calculated based on 2% linear decline. Harrison County, All CVS Wells > 9 Yrs Old

=> 30 Yrs Old 1/55 - 3/77 20-29 Yrs Old 4/77 - 3/87 Average 1.2 bcfe - Still Producing! (1) 72 mcfgpd 2% 10 Yr. Avg. Linear Decline 9-19 Yrs Old 4/87 - 12/98 Average 1.1 bcfe - Still Producing! (1) 89 mcfgpd 2% 10 Yr. Avg. Linear Decline 9 - 50 Yrs Old 1/55 - 12/98 Average 1.1 bcfe - Still Producing! (1) 83 mcfgpd Average .94 bcfe - Still Producing! (1) 65 mcfgpd 1% 10 Yr. Avg. Linear Decline (1) Chart Production data from IHS Dwights, November 2006. Harrison County, All CVS Wells

(1) Production data are CVS Wells from Completions during 2004 - Mar. 13, 2007, 24 hours days only & exclude partial days and shut ins. (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Vertical Wells Only (3) Internal estimates, work in progress one square mile Daily Production Data for CVS Wells completed in 2004 - Mar. 2007 (4) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc. 12/31/01 - 12/31/05. CVS EUR YE06 (2) 104 CVS Production Histories with CVS Average Curve Gas Recovery Per Layer Per 640 Acres (M2) (3) UCV: Gas in Place per 640 Acres 60 BCFE Gas Recoverable per 640 Acres 42 BCFE (e70%) LCV: Gas in Place per 640 Acres 100 BCFE Gas Recoverable per 640 Acres 8 BCFE (e8%) Total CVS Wells YE Estimates for CVS Reserves have increased for 6 Consecutive Years Due to Production Performance YE Proved Reserves EUR Average per CVS Well (4) GMXR Operated Wells PVOG Operated Wells CVS EUR YE06 (2) MCFEPD Carthage, North JV & 100% Areas 104 CVS Wells 1st 90 Days Production (1) GMXR 100% Area Average Daily Production JV & 100% Area Average Daily Production

* Production data from IHS Dwights, February 2007 East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Harrison County Travis Peak / Pettit * 1,460 Active Producers Oldest Producer 12/3/1924 Lake PG Inc. Bryson #B-1 API 42-203-01373 1939 - 1941 Nine DVN Wells Devon Energy Product Jim Davis #1 API 42-203-01153 292 Wells 50 Yrs - 83 Yrs 288 Wells 30 Yrs - 49 Yrs Harrison County Travis Peak / Pettit * Average Production to Date 1.21 BCFE - Still Producing! 30-83 Year Old Lives So Far Travis Peak, Pettit & Other Shallow Production

Pure Play Gas Farming Stats Performance (1) See definition in Glossary of Terms for F&D Costs. EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company estimates for 2007. Net revenue avg. is 81%. Travis Peak / Pettit EUR based on 2006 drilling results & avg. CUM in Harrison Co.

(1) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. PUDS: CVS 264 gross / 160 net 176 BCFE 2:1 Producers. 9 TP/P gross & net 5 BCFE. 60% GMXR Operated. (2) 07/12/07 Company internal projections EUR for 80s & 40s are the same. Probable CVS 333 gross / 203 net (40 Acres). (3) 20 Acre Downspacing CVS 716 gross / 419 net ~ 31% of gas-in-place - GMX Internal Calculations. (4) 7-10% of gas-in-place as measured by open hole logging suite. (5) Reserves & potential are un-risked, undiscounted and mostly un-drilled and require 100's of $ millions to develop. Growth for the Future: Reserves & Potential (5) UCV 20 A. Downspacing (3) Additional Potential Upside 30% 31 mcfe / share 2006 Proved Reserves (1) 19% 19 mcfe / share UCV & Travis Peak / Pettit (2) Low-Risk Probable 32% 33 mcfe / share LCV Bossier / Haynesville (4) 3P Possible 19% 19 mcfe / share Delineated Potential for the Shareholder ~ 102 mcfe / share

10,000 mcfgpd Nat Gas Production Hedged thru 2008 @ $7.51 MMBTU "HSC" ~ NYMEX $8 $8.00 Natural Gas Hedge 100,000 MMBTU per Month, Houston Ship Channel thru July 2007 $7.46 Natural Gas Hedge 200,000 MMBTU per Month, Houston Ship Channel thru December 2008 $7.60 Natural Gas Hedge 100,000 MMBTU per Month, HSC August 2007 thru December 2008 Move Hedging Possible 24.5 mmcfepd Net Production 7/7/07 - 7 Day Average 6 - 20 Acre Pilot Tests Planned by GMXR 1st 20 Acre Pilot Well; 24 Hr. I.P. 1,861 mcfepd No effect on production of immediate offsets 1st 30 Day 31.7 mmcfe 8 - 20 Acre Pilot Tests Planned &/or Permitted in 2H07 by PVA / GMXR Recent Developments and Plans 20 Acre Development in Area by: GDP, HK/KCS, Devon & XTO 20 Acre Optional Drilling Units for Carthage North Field - Final Order Issued

CVS Horizontal Wells Completion Histories (1) Baldwin 5H IP 1.8 mmcfgpd 1st 30 days 52,179 mcfe; 1,739 mcfepd 2nd 30 days 41,480 mcfe; 1,383 mcfepd 3rd 30 days 32,743 mcfe; 1,091 mcfepd 4th 30 days 28,488 mcfe; 950 mcfepd 5th 30 days 27,153 mcfe; 905 mcfepd 6th 30 days 24,614 mcfe; 820 mcfepd Cadenhead 6H IP 2.4 mmcfpd 1st 30 days 60,621 mcfe; 2,021 mcfepd 2nd 30 days 47,938 mcfe; 1,598 mcfepd 3rd 30 days 38,634 mcfe; 1,288 mcfepd 4th 30 days 34,266 mcfe; 1,142 mcfepd Cadenhead 9H IP 2.5 mmcfgpd 1st 30 days 64,233 mcfe; 2,141 mcfepd 2nd 30 days 51,507 mcfe; 1,717 mcfepd 3rd 30 days 45,018 mcfe; 1,501 mcfepd Resource Play Activity Lois Haygood #11 (1) Less shut in and partial days as of July 12, 2007. (2) From well head to delivery points within all 3 AMIs GMXR 32 mmcf/d; 62 mmcf/d by YE07; Current: 100% Area Production 16 mmcfg/d PVOG 50 mmcf/d; 80 mmcf/d by 9/07; Current: JV Area Production 32 mmcfg/d Take Away Capacity (2) :

(1) "DBD" Diamond Blue Drilling Co. wholly owned subsidiary of GMXR. (2) Endeavor Pipeline wholly owned subsidiary of GMXR. Land Office Marshall, TX; 40 Land & Title Personnel Net Revenue 75% - 83.3% NRI (most NRI >= 80%) Carthage North Field Office Marshall, TX Land Office YE06 95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines (2) YE07 Expansion 15 miles Pipelines & 4 miles of ROW Field Office 12,000 sq. ft. & 40 Acres Yard; 166 Acres Owned

East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Map depicts all wells, all depths. Production data from IHS Dwights, February 2007 GMXR's Cotton Valley Neighbors

High Quality Resource Plays Valuation Metrics (1) (1) Metrics obtained from Company press releases, company conference calls & analyst's reports

Note: Based on 12/31/06 balance sheet information of growth E&P companies with similar resource assets. Data source: CapitalIQ, reserves from company press releases. For GMXR EV = current market cap as of 5/2/07 + (preferred stock + debt - cash & short term investments as of 3/31/07). Current market cap of peer group is based on Nasdaq closing stock prices as of July 11, 2007. Enterprise Value / 2006 Proved Reserves Mcfe Average = $4.40 $1.95 High Growth E&P Peer Group YE06 258 BCFE GMXR Catalysts: % Proved Dev. Reserves

(1) Nasdaq as of July 11, 2007. (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. (3) Ken Kenworthy, Jr. and wife own 11.4% of common stock when combined. (4) Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments). (5) Gives effect to sale of 2 million shares of common stock on Feb. 1, 2007. GMX RESOURCES INC. 'GMXR'

Analyst Contacts

Glossary of Terms